                                                                  Execution Copy

                                                                  Exhibit (h)(5)

                   RELIANCE AGREEMENT FOR EXCHANGE PRIVILEGES
           (Anti-Money Laundering and Customer Identification Program)

         AGREEMENT, entered into this 30/th/ day of September, 2003 by and among and CDC NVEST COMPANIES TRUST I ("Companies Trust") and CDC NVEST FUNDS TRUST I, CDC NVEST FUNDS TRUST II, CDC NVEST FUNDS TRUST III, CDC NVEST FUNDS CASH MANAGEMENT TRUST, CDC NVEST FUNDS TAX EXEMPT MONEY MARKET TRUST (collectively "CDC Nvest Trusts") and LOOMIS SAYLES FUNDS I, LOOMIS SAYLES FUNDS II (collectively "Loomis Trusts" and together with Companies Trust and CDC Nvest Trusts, the "Funds", individually, each a "Fund").

         WHEREAS, Companies Trust, each of the CDC Nvest Trusts, and each of the Loomis Trusts are separate legal entities registered under the Investment Company Act of 1940 ("1940 Act");

         WHEREAS, the Funds are authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets (each such series, together with all other series subsequently established by the Funds and, being hereinafter referred to as a "Portfolio," and collectively as the "Portfolios" as set forth in Schedule A attached hereto);

         WHEREAS, the Funds have adopted and implemented policies and procedures to comply with applicable rules and regulations of the Securities and Exchange Commission, the Department of Treasury or any other governmental agency regarding anti-money laundering ("AML") and establishment of a customer identification program ("CIP");

         WHEREAS, the Funds have implemented exchange privileges among the Portfolios for the benefit of shareholders as set forth in the Funds' prospectuses ("Exchange Privileges"); and

         WHEREAS, the Funds, on behalf of the Portfolios, desire to memorialize their understanding in light of the Exchange Privileges among separate legal entities registered under the 1940 Act for furtherance of compliance with AML and CIP rules and regulations;

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Agreements, pursuant to the terms thereof, as follows:

         1. Definitions. As used in this Agreement, the following terms have the following meanings:

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         (A) "From Fund" means any existing Fund, or Portfolio thereof, from which a shareholder transfers or exchanges assets out of any account thereto, pursuant to the Exchange Privileges;

         (B) "To Fund" means any new Fund, or Portfolio thereof, to which a shareholder transfers or exchanges assets to any account thereto, pursuant to the Exchange Privileges.

         2. Reliance by To Fund on From Fund. On and after October 1, 2003, upon a shareholder using the Exchange Privileges, the To Fund shall be entitled to rely upon the From Fund's performance of requirements and obligations under AML and CIP in order to satisfy To Fund's own requirements and obligations of AML and CIP.

         3. Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, but all of which shall together constitute one and the same instrument. All section headings in this Agreement are solely for convenience of reference, and do not affect the meaning or interpretation of this Agreement. A copy of each Fund's Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or Shareholders individually, but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

CDC NVEST FUNDS TRUST I
CDC NVEST FUNDS TRUST II
CDC NVEST FUNDS TRUST III
CDC NVEST COMPANIES TRUST I
CDC NVEST FUNDS TAX EXEMPT MONEY
         MARKET TRUST
CDC NVEST CASH MANAGEMENT TRUST
LOOMIS SAYLES FUNDS II

By: /s/ John T. Hailer
    ------------------
Name: John T. Hailer
      ------------------------
Title: President
       -----------------------


LOOMIS SAYLES FUNDS I

                                        2

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By: /s/ John T. Hailer
    ------------------
Name: John T. Hailer
      --------------------------------
Title: Executive Vice President
       -------------------------------

                                        3

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                                   Schedule A*

                                CDC Nvest Trusts

--------------------------------------------------------------------------------
CDC Nvest Funds Trust I
--------------------------------------------------------------------------------
CDC Nvest International Equity Fund
--------------------------------------------------------------------------------
CDC Nvest Large Cap Growth Fund
--------------------------------------------------------------------------------
CDC Nvest Star Advisers Fund
--------------------------------------------------------------------------------
CDC Nvest Star Growth Fund
--------------------------------------------------------------------------------
CDC Nvest Star Small Cap Fund
--------------------------------------------------------------------------------
CDC Nvest Star Value Fund
--------------------------------------------------------------------------------
CDC Nvest Star International Fund
--------------------------------------------------------------------------------
CGM Advisor Targeted Equity Fund
--------------------------------------------------------------------------------
Loomis Sayles Core Plus Bond Fund
--------------------------------------------------------------------------------
Loomis Sayles Government Securities Fund
--------------------------------------------------------------------------------
Westpeak Capital Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CDC Nvest Funds Trust II
--------------------------------------------------------------------------------
Harris Associates Growth and Income Fund
--------------------------------------------------------------------------------
Loomis Sayles Massachusetts Tax Free Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CDC Nvest Funds Trust III
--------------------------------------------------------------------------------
Harris Associates Focused Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CDC Nvest Cash Management Trust
--------------------------------------------------------------------------------
CDC Nvest Cash Management Trust - Money Market Series
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CDC Nvest Tax Exempt Money Market Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 Companies Trust

--------------------------------------------------------------------------------
CDC Nvest Companies Trust I
--------------------------------------------------------------------------------
AEW Real Estate Fund
--------------------------------------------------------------------------------

                                  Loomis Trusts

--------------------------------------------------------------------------------
                              Loomis Sayles Funds I
--------------------------------------------------------------------------------
Loomis Sayles Benchmark Core Fund
--------------------------------------------------------------------------------
Loomis Sayles Bond Fund
--------------------------------------------------------------------------------
Loomis Sayles Core Plus Fixed Income Fund
--------------------------------------------------------------------------------
Loomis Sayles Fixed Income Fund
--------------------------------------------------------------------------------
Loomis Sayles Global Bond Fund
--------------------------------------------------------------------------------
Loomis Sayles Institutional High Income Fund
--------------------------------------------------------------------------------
Loomis Sayles Intermediate Duration Fixed Income Fund
--------------------------------------------------------------------------------
Loomis Sayles Investment Grade Fixed Income Fund
--------------------------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund
--------------------------------------------------------------------------------
Loomis Sayles Small Cap Value Fund
--------------------------------------------------------------------------------
Loomis Sayles Small Company Growth Fund
--------------------------------------------------------------------------------
Loomis Sayles US Government Securities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loomis Sayles Funds II
--------------------------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund
--------------------------------------------------------------------------------
Loomis Sayles Growth Fund
--------------------------------------------------------------------------------
Loomis Sayles High Income Fund
--------------------------------------------------------------------------------
Loomis Sayles International Equity Fund
--------------------------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund
--------------------------------------------------------------------------------
Loomis Sayles Limited Term US Government Fund
--------------------------------------------------------------------------------
Loomis Sayles Municipal Income Fund
--------------------------------------------------------------------------------
Loomis Sayles Research Fund
--------------------------------------------------------------------------------
Loomis Sayles Small Cap Growth Fund
--------------------------------------------------------------------------------
Loomis Sayles Strategic Income Fund
--------------------------------------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund
--------------------------------------------------------------------------------
Loomis Sayles Value Fund
--------------------------------------------------------------------------------
Loomis Sayles Worldwide Fund
--------------------------------------------------------------------------------

*This Schedule A will be deemed to automatically include, without any need of amending, all present and future Funds and Portfolios distributed from time to time by CDC IXIS Asset Management Distributors, L.P., or any affiliate thereof, which may adopt Exchange Privileges.

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